Exhibit 99.1

Actual V-Go® Patient

DELIVERING QUALITY OF LIFE

Investor Presentation

John Timberlake, President & CEO

July 2016

ART-920 Rev: A

Forward Looking Statements

This presentation shall not be deemed an offer to sell securities nor a solicitation of an offer to purchase securities. Any sale by the company shall be made pursuant to a definitive purchase agreement. Unless otherwise stated in this presentation, references to

“Valeritas,” “we,” “us,” “our” or “our company” refer to Valeritas Holdings, Inc. and its subsidiaries.

This presentation contains estimates, projections and forward-looking statements. Our estimates, projections and forward-looking statements are based on our management’s current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and forward-looking statements are based upon reasonable assumptions and expectations, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. The words “believe,” “may,” “might,” “could, “would”, ” “will,” “aim,” “estimate,” “continue,” “anticipate,” “intend,”

“expect,” “plan” and similar words are intended to identify estimates, projections and forward-looking statements. Estimates, projections and forward-looking statements speak only as of the date they are made, and, except to the extent required by law, we undertake no obligation to update or review any estimate, projection or forward-looking statement because of new information, future events or other factors.

Our estimates, projections and forward-looking statements may be influenced by one or more of the following factors:

our history of operating losses and uncertainty regarding our ability to achieve profitability; our reliance on V-Go® Disposable Insulin Delivery Device, or V-Go, to generate all of our revenue;

our inability to retain a high percentage of our patient customer base or our significant wholesale customers;    the failure of V-Go to achieve and maintain market acceptance;

our inability to operate in a highly competitive industry and to compete successfully against competitors with greater resources;

competitive products and other technological breakthroughs that may render V-Go obsolete or less desirable;

our inability to maintain or expand our sales and marketing infrastructure;    any inaccuracies in our assumptions about the insulin-dependent diabetes market; manufacturing risks, including risks related to manufacturing in Southern China, damage to facilities or equipment and failure to efficiently increase production to meet demand;

our dependence on limited source suppliers and our inability to obtain components for our product;    our failure to secure or retain adequate coverage or reimbursement for V-Go by third-party payers;

our inability to enhance and broaden our product offering, including through the successful commercialization of the pre-fill V-Go;

our inability to protect our intellectual property and proprietary technology;

our failure to comply with the applicable governmental regulations to which our product and operations are subject; our ability to operate as a going concern; and

our liquidity.

Valeritas:
Compelling Investment in Type 2 Diabetes Market

Large Market Opportunity

- ✓ $15B U.S. annual market potential
- ✓ ~80% of Type 2 diabetes patients on insulin not at A1C goal of 7%
  - ~3M patients >8% A1C

Key Risks Removed

- ✓ Cleared in U.S. and EU
- ✓ Established reimbursement
- ✓ Cost-neutral to patients and payors versus insulin pens
- ✓ Commercial-scale manufacturing with ~12M units produced

Commercial Traction

- ✓ $18M 2015 revenue
- ✓ Extensive clinical data
- ✓ > 10M units sold
- ✓ Achieved positive Gross Margin in 2016
- ✓ Experienced management team

New Capital Efficient Model

- ✓ Focused on fewer high-volume territories
- ✓ Targeted marketing and promotion
- ✓ Increased prescriber contacts
- ✓ Focused on expanding sales rep productivity

A1C refers to a blood test that correlates with a person's average blood glucose level over a span of three months.

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V-Go® Insulin Delivery: The Ideal Device For Patients with Type 2 Diabetes

Only FDA-cleared single-use, fully disposable insulin delivery device with basal (background) and bolus (meal time) capability on the market in the US

Specifically designed to address unmet needs in Type 2 diabetes market

Small, discreet, disposable and easy-to-use

Convenient drug-like distribution model

Reimbursed at the pharmacy – where Type 2 patients go

The Valeritas Leadership Team

Extensive and Proven Track Record of Success in Diabetes

Years of Experience

Industry / Valeritas

John Timberlake 26 / 10

President & Chief Executive Officer

Geoffrey Jenkins 30 / 7

EVP Manufacturing, Operations, R&D

Matt Nguyen 21 / 10

SVP Commercial

Mark Conley 30 / 4

VP Corporate Controller & Treasurer

Strengthened, Focused, Capital-Efficient Business

	1Q15	1Q16
COMMERCIAL STRATEGY	Broad U.S. Focus & Capital-intensive	High-volume U.S. territories & Capital-efficient
SALES TERRITORIES	~64	~27
REP PRODUCTIVITY	Low productivity due to rapid territory expansion & wide geographic dispersion	Driving to optimal productivity
MANUFACTURING CAPACITY	~12M Units	~16M Units
OPERATING LOSS	$(15.7)M	$(9.6)M

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Key Differentiator: Focus on Large Type 2 Diabetes Market

The 4.6 Million Patients Valeritas Targets Represent a $15 Billion Market


TOTAL DIAGNOSED WITH DIABETES:
~22 million
~5.8 million on insulin (~3M >8% A1C)
80%
not at A1C goal
(4.6 million)
$15 Billion Annual Opportunity(1)
90-95%
Type 2
5-10%
Pumps 30%
Type 1

(1) Based on V-Go® Wholesale Acquisition Price (WAC) of $283.93 per month x 12 months x 4.6 M Type 2 Patients on Insulin not at Goal. WAC price is the gross price sold to wholesalers. The Company's net price is WAC less fees, discounts and rebates.

A1C refers to a blood test that correlates with a person's average blood glucose level over a span of three months.

Figures approximate. 2012 US Roper Diabetes Patient Market Study provided by GfK Customer Research LLC
Grabner M, Chen Y, Nguyen M, Abbott SD, Quimbo R. Using observational data to inform the design of a prospective effectiveness study for a novel insulin delivery device. Clinicoecon Outcomes Res. 2013 Sep 23;5:471-9.

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Patients with Type 2 Diabetes Require Basal and Bolus Insulin Delivery to Maintain Glycemic Control

250

Mealtime / Prandial

(1) 200                 Hyperglycemia

Type 2 Diabetes

(mg/dL) 150

100                Elevated Basal

Glucose                Glucose Levels

50

Plasma                Normal Basal

Glucose Levels

0

6AM 12PM 6PM 12AM 6AM

Time of Day

82% of Patients with Type 2 Diabetes Initiated on Basal-Only Insulin Regimens Required Mealtime Insulin to Achieve and Maintain A1C Goal(2)

(1) Adapted from: Riddle. Diabetes Care. 1990;13:676-686 8

(2) Holman RR et al. N Engl J Med. 2009;361(18):1736-1747

Complexity and of Lack of Discretion can Result in Non-Compliance

~75% Patients Prescribed ≥ 3 Shots/Day Do Not Inject Insulin Away From Home


28%
72%
Inject Away From Home
Do Not Inject Away From Home

V-Go® SOLVES UNMET PATIENT NEEDS:

Simplicity

Ease-of-use

Discretion

Data from U.S. Roper Diabetes Patient Market study provided by GfK Custom Research LLC and distributed only with express written permission of GfK Custom Research LLC. This study is an annual survey of over 2,000 diabetes patients (n=2,104 in 2011; 692 who use insulin) via telephone and internet.

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Revolutionizing Type 2 Insulin Treatment—What Patients Want…

No audible alerts

Discreet    Mealtime dosing by clicking through their clothes

No need to carry supplies / No needles or pens

Simple training process

Easy to Use    No programing, batteries, or recharging

Daily disposable / daily routine

Convenient Access    Available at pharmacies across U.S.

As easy as prescription medication

Cost Effective    Cost neutral to insulin pens

Addresses Key Unmet Needs for Type 2 Patients

V-Go® provides both background & mealtime insulin in a simple-to-use device

Physiologic

Programmable Pump

Intensive Therapy

Simple Complex

Basal +1

or

Premix

>95% of Type 2 Patients

Basal on Insulin

Nonphysiologic

Confidential – Not For Distribution without Permission from Valeritas

V-Go® : Combines Simplicity and Physiologic Insulin

Preset basal rates of

insulin delivered at a

constant rate

On-demand insulin for mealtime

coverage in 2 units/click

Activate Bolus Ready Button    Deliver Insulin    Repeat as Necessary

Bolus Bolus                 Bolus

Step Step    Bolus Step

1 2    Delivery Button 3

Bolus

Delivery Button

Bolus Ready Button

Strong and Extensive Data Supports Broad Adoption

Statistically Significant 9

1 Improvements in A1C(1-6) Published

Clinical

Papers

2 Improved Quality of Life(1)

~700

patients studied

Lowered Total Daily Insulin Dose

3 (Prescribed / Administered)(1-6)

34

4 Demonstrated Cost Reductions(4) Posters at

Medical

Meetings

(1) Rosenfeld CR, et al. Endocr Pract. 2012; 18 (5):660-667; (2) Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P; (3) Omer, A. et

al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P; (4) Lajara, et al. Drugs-Real World Outcomes [First online 02 June 2016]; (5) Lajara R, et al. 13

Diabetes Ther. 2015;6 (4):531-545 ; (6) Lajara R et al. Endocr Pract. 2016 June; 22 (6): 726-725.

Better Glycemic Control Improves and Extends Lives

Significant Adverse Health Effects Influenced by Poor Glycemic Control

Each 1% reduction in mean A1C reduces risk for

Deaths from Diabetes

↓ 21%

Heart Attacks

↓ 14%

Microvascular Complications

↓ 37%

Peripheral Vascular Disease

↓ 43%

Stratton IM et al. *BMJ.* 2000;321:405-412.

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Robust Clinical Data Validates V-Go®'s Ability to Deliver Clinically Relevant Reductions in A1C Levels



SIMPLE(1)
Basal Cohort
BL: 8.7%
9 Months
DA(2)
Vs. MDI
BL: 9.5%
~7 Months
UMASS(3)
All Cohorts
BL: 10.7%
3 Months
UPP(4)
All Cohorts
BL: 8.8%
3 Months
EAP(5)
All Cohorts
BL: 9.3%
3 Months
DA(6)
MDI Cohort
BL: 9.4%
~6 Months
DA(6)
Basal Cohort
BL: 9.6%
~6 Months
DA(7)
Insulin Naive
BL: 11.3%
~7 Months
DA(7)
T2 Cohort
BL: 9.7%
~7 Months
DA(7)
T1/LADA Cohort
BL: 9.5%
~7 Months
Change in A1C
-1.0
-2.0
-2.4
-1.2
-1.9
-1.2
-2.3
-3.4
-1.8
-1.5
Clinically Relevant (-0.5%)

BL= Baseline

(1) Grunberger G, et al. Poster presented at: American Association of Clinical Endocrinologists 23rd Annual Scientific and Clinical Congress. May 14-18, 2014; Las Vegas, NV.
(2) Lajara R, Davidson JA, et al. *Endocr Pract*. 2016 June; 22 (6): 726-725.
(3) Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P.
(4) Rosenfeld CR, et al. *Endocr Pract*. 2012; 18 (5):660-667.
(5) Sandberg, M, Martinez, J. *Practical Diabetology*. 2013;32(3): 6–22.
(6) Lajara, et al. Poster presented at 2015 AACE Annual Scientific & Clinical Congress, May 13-17, 2015, Nashville, TN.
(7) Lajara R, et al. *Diabetes Ther*. 2015;6 (4):531-545

N's =SIMPLE-59, Endocrine Practice-56, UMASS-14, UPP-23, EAP-16, DA MDI-56, DA Basal- 32 DA, DA Insulin Naïve-24, DA T2-175 DA T1/LADA-29. All patients for DA- 204.

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Switching to V-Go® Demonstrated Significant Reductions in Total Daily Insulin Dose (TDD) Across Multiple Studies

Jones Diabetes Diabetes

SIMPLE(1) UMASS(2) UPP(3) EAP(4) Center(5) America(6) America(7)

Baseline 62 U TDD 119 U TDD 56 U TDD Basal Dose* 76 U TDD 99 U TDD 78 U TDD

Insulin                -13%

in -18%

-22% -20%

Change                -28%

%

-41%

-46%

Grunberger, G, et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 985-P (all patients – 3 months).

Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P (percent reduction based on units/kg).

Data on file.

Data on file.

Sink JH et al. Poster presented at Diabetes Technology Meeting. November 6-8, 2014; Bethesda, MD.

Lajara R, et al. Diabetes Ther. 2015;6 (4):531-545

Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725. Difference in mean Insulin TDD at end of study MDI 78 U/day vs V-Go 56 U/day.

*Change in basal component of TDD only value available

V-Go® Significantly Reduces A1C with Less Insulin

Key Benefit to Both Patients and Payors

140                11.0

120                10.7

10.0

119    —55U

100                —2.4

Change

(units)    = 46%(1) (%) 9.0

80

TDD                A1C

60                8.0     8.3*

Insulin 64†

40

Change                7.0

Change

20 -55 -2.4U

0                6.0

Pre V-Go    On V-Go                Pre V-Go On V-Go

† P=0.01, *P=0.001

N=14 Average Duration = 88 days

(1) Based on Insulin TDD absolute units.

Omer, A. et al. Poster presented at 73rd Scientific Sessions of the ADA; 2013 June 21-25; Chicago, IL. 980-P.                17

UMASS Study .

V-Go® Demonstrates Significant Improvements In Glycemic Control vs Multiple Daily Injections (MDI)

Better Control with Less Insulin vs MDI

10.0 P<0.0001

90

9.5

80

9.0                weeks                 78*

8.4*    27 70

(%) 8.5 MDI 8.1* at

60

A1C 8.0

V-Go P=0.02 (U/day)    56

50

7.5

7.7*    TDD

7.6*

40

7.0

6.5                30

Baseline 12 week 27 week Baseline 51 units 46 units

V-Go MDI

V-Go: N=56 BL A1C- 9.5% BL TDD— 51 U/day, Starting V-Go TDD- 52 U/day, 12 week TDD— 56 U/day, 27 week TDD— 56 U/day

MDI: N=60 BL A1C- 9.4%, BL TDD- 46 U/day, Starting MDI TDD- 64 U/day, 12 week TDD— 75 U/day, 27 week TDD— 78 U/day

Data are mean (SE)

Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725.                18

V-Go® is a More Cost-Effective Therapy vs. MDI

V-Go Reduced Direct Pharmacy Costs by 45% per 1% Reduction in A1C



Direct Pharmacy Cost Per Month Per 1% reduction in A1C
$250
$200
$150
$100
$50
$0
$217.16
$118.84
†P=0.013
MDI
V-Go

†P-value calculated using the cost inferential per 1% reduction using least squares mean A1C reductions at 27 weeks.

Insulin costs include both the insulin and associated delivery method. The costs of insulin were normalized by calculating a 30 day insulin requirement based on the total prescribed daily insulin dose for each insulin and multiplying the monthly dose in units by the unit cost. Only branded antihyperglycemic agents were included in total therapy costs. All pricing based on published wholesale acquisition costs in 2015 U.S. dollars as of 9/1/2015.

Lajara R, Davidson JA, et al. Endocr Pract. 2016 June; 22 (6): 726-725.
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Patients Rate the Convenience of V-Go® and Their Quality of Life as Superior vs. Previous Therapies

Convenience(1)

90%

80%

70%

60%

53% Very

50%                Convenient

Respondents 40%                Somewhat

30% 10%    Convenient

Survey 20%

10% 28% 27%

0%

Prior V-Go

Therapy Therapy

(1) Data on File (Valeritas Customer Care).

Note: Patients were surveyed prior to starting V-Go and again ~30 days after being on V-Go.

Quality of Life(2)

70%

60%

50%

Respondents 40%

30%

Survey 20%

10%

0%

20%

6%    Excellent

44% Generally

29%    Good

Prior V-Go

Therapy Therapy

How do you feel physically & mentally on a typical day?

V-Go® vs. Traditional Type 1 Pumps & Controllers

V-Go has Numerous Advantages for the Type 2 Patient

V-Go for Type 2    ype 1 Pump & Controller

Reimbursement / Pharmacy Benefit    Medical Benefit via DME

Distribution

Technology Mechanical / Simple    Electronic / Complex /

Programmable

Daily Disposable / Durable (2 – 4 year reimbursement

Pricing Pay-as-You-Go monthly cycle) plus Monthly Disposables

Training Burden Low (similar to insulin pens)    High / Programmability

Insulin Pens    Electronic Pump Companies

Competition                Medtronic & Minimed    Insulet

Syringes    J&J Animas    Tandem

Roche

Simplicity, Cost, Convenience, and QoL Favor V-Go for Type 2 Diabetes

V-Go® is Accessible and More Convenient Through Pharmacies

Type 2 Patients Generally Fill Their Insulin and Other Medications at the Pharmacy

V-Go for Type 2 Diabetes Type 1 Durable Pump

V-Go Type 1 Pump Maker

~90% Distribution Through Wholesalers

Sold at Pharmacy / Retail Outlets

Enhanced Patient Convenience

Traditional Co-pay at Pharmacy

Durable Medical

Equipment

Requires Medical Necessity

Annual Medical Deductibles

Monthly Medical Co- insurance

Pharmacy Benefit Reimbursement Model Cost-effective for both Payors & Patients

Basal/Bolus Pen Therapy

Neutral Cost to Payors

(~$20/day) between Regimens*

V-Go® Therapy

$31 $31    $11 $31 or $53 $31

co-pay co-pay co-pay co-pay1 co-pay

$73                $62 or $84

co-pay    Neutral Cost to Patients (+/- $11) co-pay(1)

*What a Payor Pays (Net of Rebates & Co-pays (1) Avg. Nat’l Tier 2 or Tier 3 Co-pay for commercial plans is $31 and $53, respectively, The Kaiser Family 23 when V-Go Contracted in Preferred Position) Foundation and Health Research & Education Trust Employer Health Benefits 2014 Annual Survey.

Established Reimbursement with Pharmacy Benefit

70%+ Commercial Access


< 30%
of Lives
Not Covered
or Restricted
Access
70%+
of Lives
V-Go Covered
Under
Insurance

164 M Pharmacy Lives*
Diabetes Prevalence >20 Yrs. old: 12.3%

60%+ Medicare Part D Access


< 40%
of Lives
Not on
Formulary –
Access through
Medical
Exception
60%+
of Lives
V-Go Covered
Under
Pharmacy
Insurance

34 M Total Lives*
Diabetes Prevalence >65 Yrs. old: 18.9%

- Over 90% of V-Go Prescriptions Filled at Retail Pharmacies since Launch
- TRICARE & State Medicaid Cover V-Go Under Pharmacy and/or Medical Benefit

All Access figures as of December 2014. Prevalence data : ADA 2013 Fact Sheet and the CDC Diabetes Report Card 2012.
* Commercial Pharmacy Lives: Health Leaders InterStudy 2013: Decision Resources, Medicare Part D Lives: Pathfinder Rx Database 2/1/15.

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Extensive Patient Experience With Proven Quality

V-Go® product quality validated with >7 million devices used clinically

V-Go adherence & persistency better than most Type 2 regimens (injections or pills)

Source: Symphony Health Solutions (Retail and Mail Order).

7 Million

5 Million

3 Million

1 Million

Multi-Layered Growth Strategy

Scalable Business Model

Newly Focused and Capital Efficient Commercial Strategy

Target high Increase

prescribing frequency

physicians of office

contact

Focused Ensure marketing optimal and patient patient support selection Educate

HCP’s on pharmacy model and access

HCP – Healthcare Professionals, which include Prescribers, Physician office staff and retail pharmacies. 27

Revised Commercial Model Focused on Driving Sales Rep Productivity

Top performing territories

3rd Party DTP Peer to Peer sales

Rep                Promo

/    Inside Services

Sales

Month Cust. Care

/

TRx

Low performing

territories

Vacated

territories

Focus on fewer high-volume prescribers

Utilize fewer field-based sales reps

Increase prescriber contacts through

Weekly calls by sales reps

Inside sales team calls

Third Party clinical team calls

Focused promotional spend

Targeted direct to patient efforts in territories with field- based sales reps

Minimize prescription erosion in vacated territories

Greater & strengthened support resources focused on prioritized higher volume territories

Less capital intensive model

Valeritas: Financial Profile

Poised for Growth and Profitability Ahead of Industry Peers

Annual Revenue (March 2012 – December 2015)

$18.1

Revenue ($ in millions)

34%

$13.5                2016

Greater Sales

Productivity

on a per

118%                Territory

Basis

$6.2                With a

Significant

Reduction in

Cash Burn

NM ~ 64 sales ~ 64 sales ~ 64 sales ~ 27 sales

$0.6 reps reps reps reps

2012 2013    2014 2015 2016 est.

COGS highly dependent on Volume

Gross 2013 2015 ~50% Gross Margins can be achieved with >$60M annual run rate

Margins Negative +21%*    ~80% Gross Margins achievable with Global Commercialization

*Other Patch Pump Company required $58M annual revenue run rate to reach 20% GM (Q2’09)

Significantly De-Risked, Commercially Marketed Product with Substantial Growth Opportunities

Advancing Type 2 Basal / Bolus Insulin Delivery

Regulatory	✓	• 510(k) – U.S. • CE Marking Certification – EU
Clinical Evidence	✓	• Strong Efficacy data • Cost-Effectiveness data
Reimbursement	✓	• >70% commercial access • >60% Medicare D access • TRICARE
Prescriber & Patient Acceptance	✓	• Strong TRx uptake per sales rep
Manufacturing	✓	• >9M Units produced to date • ~8M Units from our CMO

Growth Opportunities / Catalysts

- **U.S.**
  - Focus on fewer high volume sales territories
  - Focus promotion in prioritized markets
  - Targeted direct-to-patient marketing
  - Early 2017 Expansion of sales force based on new focused model and managed care "wins"
  - Continued reimbursement opportunities
- **International Market Licensing or Distribution**
- **Next Generation V-Go® Pre-fill**
- **Platform Expansion**
  - Other therapeutics (e.g. Pain Therapy)

ART-920 Rev: A

valeritas

30